UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2003

Commission file number 1-11625

Pentair, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	41-0907434
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

1500 County Road B2 West, Suite 400, St. Paul, Minnesota	55113
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (651) 636-7920

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits – The following exhibit is provided as part of the information furnished under Item 9 and Item 12 of this Current Report on Form 8-K:

Exhibit	Description
99.1	Pentair, Inc. press release dated April 17, 2003 announcing first quarter results.

ITEM 9.     REGULATION FD DISCLOSURE

On April 17, 2003, Pentair, Inc. issued a press release announcing earnings for the quarter ended March 29, 2003. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference. This Current Report on Form 8-K and the press release attached hereto are being furnished by Pentair pursuant to Item 9 and Item 12 of Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on April 17, 2003.

PENTAIR, INC.
Registrant

By	/s/ David D. Harrison

David D. Harrison
Executive Vice President and Chief Financial Officer
(Chief Accounting Officer)